Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
July 23, 2019	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Second Quarter Results

and Quarterly Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended June 30, 2019. The Company reported net income of $10.45 million, or $0.66 per diluted common share, for the quarter ended June 30, 2019, which was an increase of $1.39 million, or 15.28%, over the same quarter of 2018.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share, an increase of four cents ($0.04), or 19.05%, over last year’s third quarter dividend. The quarterly dividend is payable to common shareholders of record on August 2, 2019, and is expected to be paid on or about August 16, 2019. The current year marks the 34th consecutive year of regular cash dividends paid to shareholders.

Second Quarter 2019 Highlights

●	General
o	The Company declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share.
o	The Company received $2.03 million from litigation settlements during the second quarter.

●	Income Statement
o	Net income increased $1.39 million, or 15.28%, to $10.45 million compared to the same quarter of 2018.
o	Diluted earnings per share increased $0.12 to $0.66 compared to the same quarter of 2018, for an increase of 22.22%.
o	Return on average assets for the quarter increased to 1.89%. Return on average equity for the quarter increased to 12.57%.
o	Net interest margin increased 47 basis points to 4.72% compared to the same quarter of 2018.

●	Balance Sheet
o	Book value per common share increased $0.55 to $21.34, and tangible book value per common share increased $0.43 to a record $15.12, compared to December 31, 2018.
o

The Company repurchased 194,000 common shares for $6.58 million during the quarter. Year to date, the Company has repurchased 426,900 common shares for $14.36 million compared to 474,240 shares during same period of 2018.

o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of June 30, 2019.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 44 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of June 30, 2019. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.05 billion in combined assets as of June 30, 2019. The Company reported consolidated assets of $2.21 billion as of June 30, 2019. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Six Months Ended
(Amounts in thousands, except share	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
and per share data)	2019	2019	2018	2018	2018	2019	2018
Interest income
Interest and fees on loans	$22,721	$22,179	$23,938	$22,556	$22,422	$44,900	$45,177
Interest on securities	895	1,094	1,249	1,372	1,361	1,989	2,465
Interest on deposits in banks	766	338	194	358	514	1,104	985
Total interest income	24,382	23,611	25,381	24,286	24,297	47,993	48,627
Interest expense
Interest on deposits	1,392	1,305	1,297	1,269	1,327	2,697	2,578
Interest on borrowings	1	120	205	692	708	121	1,408
Total interest expense	1,393	1,425	1,502	1,961	2,035	2,818	3,986
Net interest income	22,989	22,186	23,879	22,325	22,262	45,175	44,641
Provision for loan losses	1,585	1,220	908	495	495	2,805	990
Net interest income after provision	21,404	20,966	22,971	21,830	21,767	42,370	43,651
Noninterest income	8,649	8,080	6,297	6,519	6,959	16,729	13,627
Noninterest expense	16,651	16,785	17,366	18,131	17,160	33,436	34,276
Income before income taxes	13,402	12,261	11,902	10,218	11,566	25,663	23,002
Income tax expense	2,951	2,630	2,596	1,118	2,500	5,581	5,068
Net income	$10,451	$9,631	$9,306	$9,100	$9,066	$20,082	$17,934

Earnings per common share
Basic	$0.67	$0.61	$0.57	$0.55	$0.54	$1.27	$1.06
Diluted	0.66	0.60	0.57	0.55	0.54	1.27	1.06
Cash dividends per common share
Regular	0.25	0.21	0.21	0.21	0.18	0.46	0.36
Special	-	-	-	-	-	-	0.48
Weighted average shares outstanding
Basic	15,712,204	15,839,424	16,201,148	16,512,823	16,689,398	15,775,462	16,821,842
Diluted	15,775,320	15,920,950	16,280,404	16,612,416	16,788,615	15,847,498	16,912,872
Performance ratios
Return on average assets	1.89%	1.75%	1.63%	1.55%	1.53%	1.82%	1.53%
Return on average common equity	12.57%	11.77%	11.01%	10.59%	10.68%	12.17%	10.49%
Return on average tangible common equity(1)	17.57%	16.66%	15.58%	15.06%	15.21%	17.04%	14.87%

(1) A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands, except per	2019	2019	2018	2018	2018	2019	2018
share data)
Net income	$10,451	$9,631	$9,306	$9,100	$9,066	$20,082	$17,934
Non-GAAP adjustments
Net loss on sale of securities	43	-	-	618	-	43	-
Loss on extinguishment of debt	-	-	-	1,096	-	-	-
Goodwill impairment	-	-	-	1,492	-	-	-
Deferred tax asset revaluation	-	-	-	(1,669)	-	-	-
Other items(1)	(2,025)	(1,675)	254	-	297	(3,700)	167
Total adjustments	(1,982)	(1,675)	254	1,537	297	(3,657)	167
Tax effect	(550)	(328)	61	411	96	(878)	72
Adjusted earnings, non-GAAP	$9,019	$8,284	$9,499	$10,226	$9,267	$17,303	$18,029

Adjusted diluted earnings per common share, non-GAAP	$0.57	$0.52	$0.58	$0.62	$0.55	$1.09	$1.07
Performance ratios, non-GAAP
Adjusted return on average assets	1.63%	1.51%	1.67%	1.74%	1.57%	1.57%	1.53%
Adjusted return on average common equity	10.84%	10.12%	11.23%	11.90%	10.91%	10.48%	10.54%
Adjusted return on average tangible common equity(2)	15.16%	14.33%	15.90%	16.93%	15.55%	14.68%	15.21%

(1) Includes other non-recurring income and expense items

(2) A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended June 30,
	2019			2018
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$1,721,392	$22,772	5.31%	$1,795,094	$22,458	5.02%
Securities available for sale	126,153	1,068	3.41%	190,605	1,447	3.04%
Securities held to maturity	-	-	-	25,098	104	1.66%
Interest-bearing deposits	125,759	766	2.44%	109,349	514	1.89%
Total earning assets	1,973,304	24,606	5.00%	2,120,146	24,523	4.64%
Other assets	248,270			252,843
Total assets	$2,221,574			$2,372,989

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$454,246	$77	0.07%	$484,776	$104	0.09%
Savings deposits	504,854	192	0.15%	518,055	83	0.06%
Time deposits	429,469	1,123	1.05%	477,691	1,140	0.96%
Total interest-bearing deposits	1,388,569	1,392	0.40%	1,480,522	1,327	0.36%
Borrowings
Retail repurchase agreements	3,024	1	0.13%	3,615	1	0.11%
Wholesale repurchase agreements	-	-	-	25,000	201	3.22%
FHLB advances and other borrowings	-	-	-	50,000	506	4.06%
Total borrowings	3,024	1	0.13%	78,615	708	3.61%
Total interest-bearing liabilities	1,391,593	1,393	0.40%	1,559,137	2,035	0.52%
Noninterest-bearing demand deposits	468,782			447,048
Other liabilities	27,904			26,222
Total liabilities	1,888,279			2,032,407
Stockholders' equity	333,595			340,582
Total liabilities and stockholders' equity	$2,221,874			$2,372,989
Net interest income, FTE(1)		$23,213			$22,488
Net interest rate spread			4.60%			4.12%
Net interest margin, FTE(1)			4.72%			4.25%

(1) Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.

(2) Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.

(3) Interest on loans includes non-cash and accelerated purchase accounting accretion of $1.39 million and $1.36 million for the three months ended June 30, 2019 and 2018, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)
	Six Months Ended June 30,
	2019			2018
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$1,743,141	$45,008	5.21%	$1,800,438	$45,249	5.07%
Securities available for sale	135,914	2,299	3.41%	177,897	2.636	2.99%
Securities held to maturity	6,140	45	1.48%	25,115	209	1.68%
Interest-bearing deposits	90,423	1,104	2.46%	113,627	985	1.75%
Total earning assets	1,975,618	48,456	4.95%	2,117,077	49,079	4.67%
Other assets	248,118			252,592
Total assets	$2,223,736			$2,369,669

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$450,655	$114	0.05%	$473,819	$167	0.07%
Savings deposits	503,075	367	0.15%	518,306	165	0.06%
Time deposits	433,936	2,216	1.03%	485,574	2,246	0.93%
Total interest-bearing deposits	1,387,666	2,697	0.39%	1,477,699	2,578	0.35%
Borrowings
Retail repurchase agreements	3,141	2	0.13%	4,031	2	0.10%
Wholesale repurchase agreements	7,597	119	3.16%	25,000	400	3.23%
FHLB advances and other borrowings	-	-	-	50,000	1,006	4.06%
Total borrowings	10,738	121	2.27%	79,031	1,408	3.59%
Total interest-bearing liabilities	1,398,404	2,818	0.41%	1,556,730	3,986	0.52%
Noninterest-bearing demand deposits	464,299			439,867
Other liabilities	28,245			28,168
Total liabilities	1,890,948			2,024,765
Stockholders' equity	332,788			344,904
Total liabilities and stockholders' equity	$2,223,736			$2,369,669
Net interest income, FTE(1)		$45,638			$45,093
Net interest rate spread			4.54%			4.16%
Net interest margin, FTE(1)			4.66%			4.30%

(1) Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.

(2) Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.

(3) Interest on loans includes non-cash and accelerated purchase accounting accretion of $2.15 million and $3.20 million for the six months ended June 30, 2019 and 2018, respectively.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE  (Unaudited)

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,
(Amounts in thousands)	2019	2019	2018	2018	2018	2019	2018
Noninterest income
Wealth management	$884	$745	$854	$791	$823	$1,629	$1,617
Service charges on deposits	3,699	3,408	3,850	3,803	3,612	7,107	7,080
Other service charges and fees	2,129	2,049	2,017	1,925	1,934	4,178	3,791
Insurance commissions	-	-	-	299	338	-	667
Net loss on sale of securities	(43)	-	-	(618)	-	(43)	-
Net FDIC indemnification asset amortization	(516)	(552)	(579)	(645)	(575)	(1,068)	(957)
Other income	2,025	1,675	-	-	-	3,700	-
Other operating income	471	755	155	964	827	1,226	1,429
Total noninterest income	$8,649	$8,080	$6,297	$6,519	$6,959	$16,729	$13,627
Noninterest expense
Salaries and employee benefits	$9,153	$9,166	$9,273	$8,983	$8,993	$18,319	$18,434
Occupancy expense	1,082	1,153	1,134	1,075	1,083	2,235	2,333
Furniture and equipment expense	1,062	1,033	1,004	985	945	2,095	1,991
Service fees	1,231	1,030	1,047	1,134	851	2,261	1,679
Advertising and public relations	513	524	550	478	461	1,037	983
Professional fees	328	414	356	337	430	742	737
Amortization of intangibles	249	246	254	261	263	495	524
FDIC premiums and assessments	150	168	209	234	252	318	463
Loss on extinguishment of debt	-	-	-	1,096	-	-	-
Goodwill impairment	-	-	-	1,492	-	-	-
Other operating expense	2,883	3,051	3,539	2,056	3,882	5,934	7,132
Total noninterest expense	$16,651	$16,785	$17,366	$18,131	$17,160	$33,436	$34,276

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands, except per share data)	2019	2019	2018	2018	2018
Assets
Cash and cash equivalents	$156,478	$148,546	$76,873	$73,679	$107,957
Debt securities available for sale	119,076	132,597	153,116	163,593	196,425
Debt securities held to maturity	-	-	25,013	25,047	25,082
Loans held for investment, net of unearned income
Noncovered	1,705,408	1,719,905	1,756,269	1,770,426	1,776,112
Covered	15,520	17,475	18,815	20,483	22,919
Allowance for loan losses	(18,540)	(18,243)	(18,267)	(18,256)	(19,583)
Loans held for investment, net	1,702,388	1,719,137	1,756,817	1,772,653	1,779,448
FDIC indemnification asset	4,020	4,578	5,108	5,653	6,390
Premises and equipment, net	48,262	46,636	45,785	45,537	45,547
Other real estate owned, noncovered	3,810	3,903	3,806	4,754	4,805
Other real estate owned, covered	152	152	32	44	44
Interest receivable	5,317	5,227	5,481	5,374	5,580
Goodwill	92,744	92,744	92,744	94,287	95,779
Other intangible assets	4,532	4,780	5,026	5,366	5,628
Other assets	75,248	84,035	74,573	73,701	75,435
Total assets	$2,212,027	$2,242,335	$2,244,374	$2,269,688	$2,348,120

Liabilities
Deposits
Noninterest-bearing	$480,573	$479,299	$459,550	$463,945	$462,851
Interest-bearing	1,367,465	1,399,138	1,396,200	1,411,906	1,441,887
Total deposits	1,848,038	1,878,437	1,855,750	1,875,851	1,904,738
Securities sold under agreements to repurchase	3,083	3,700	29,370	30,151	27,869
FHLB borrowings	-	-	-	-	50,000
Interest, taxes, and other liabilities	27,220	27,096	26,397	25,284	26,392
Total liabilities	1,878,341	1,909,233	1,911,517	1,931,286	2,008,999

Stockholders' equity
Common stock(2)	15,633	15,818	16,007	21,382	21,382
Additional paid-in capital(2)	109,816	115,914	122,486	229,182	228,949
Retained earnings	208,618	202,103	195,793	189,902	184,279
Treasury stock, at cost(2)	-	-	-	(99,247)	(92,904)
Accumulated other comprehensive loss	(381)	(733)	(1,429)	(2,817)	(2,585)
Total stockholders' equity	333,686	333,102	332,857	338,402	339,121
Total liabilities and stockholders' equity	$2,212,027	$2,242,335	$2,244,374	$2,269,688	$2,348,120

Shares outstanding at period-end	15,633,388	15,818,368	16,007,263	16,390,502	16,574,347
Book value per common share	$21.34	$21.06	$20.79	$20.65	$20.46
Tangible book value per common share(1)	15.12	14.89	14.69	14.57	14.34

(1) A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding

(2) In accordance with the Company's reincorporation from Nevada to Virginia on October 2, 2018, treasury stock is not recognized.

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	June 30,	March 31,	December 31,	September 30,	June 30,
(Amounts in thousands)	2019	2019	2018	2018	2018
Allowance for Loan Losses
Beginning balance	$18,243	$18,267	$18,256	$19,583	$19,500
Provision for loan losses charged to operations	1,585	1,220	908	495	495
Charge-offs	(2,114)	(1,622)	(1,282)	(2,177)	(750)
Recoveries	826	378	385	355	338
Net charge-offs	(1,288)	(1,244)	(897)	(1,822)	(412)
Ending balance	$18,540	$18,243	$18,267	$18,256	$19,583

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$16,368	$18,544	$19,583	$20,542	$21,467
Accruing loans past due 90 days or more	37	156	58	46	-
Troubled debt restructurings ("TDRs")(1)	821	835	161	189	133
Total non-covered nonperforming loans	17,226	19,535	19,802	20,777	21,600
OREO	3,810	3,903	3,806	4,754	4,805
Total non-covered nonperforming assets	$21,036	$23,438	$23,608	$25,531	$26,405

Covered nonperforming assets
Nonaccrual loans	$203	$237	$322	$330	$509
Total covered nonperforming loans	203	237	322	330	509
OREO	152	152	32	44	44
Total covered nonperforming assets	$355	$389	$354	$374	$553

Additional Information
Performing TDRs(2)	$5,676	$5,654	$6,266	$6,953	$6,847
Total TDRs(3)	6,497	6,489	6,427	7,142	6,980

Non-covered ratios
Nonperforming loans to total loans	1.01%	1.14%	1.13%	1.17%	1.22%
Nonperforming assets to total assets	0.96%	1.05%	1.06%	1.14%	1.14%
Non-PCI allowance to nonperforming loans	107.63%	93.39%	92.25%	87.87%	90.66%
Non-PCI allowance to total loans	1.09%	1.06%	1.04%	1.03%	1.10%
Annualized net charge-offs to average loans	0.30%	0.29%	0.20%	0.41%	0.09%

Total ratios
Nonperforming loans to total loans	1.01%	1.14%	1.13%	1.18%	1.23%
Nonperforming assets to total assets	0.97%	1.06%	1.07%	1.14%	1.15%
Allowance for loan losses to nonperforming loans	106.37%	92.27%	90.77%	86.49%	88.57%
Allowance for loan losses to total loans	1.08%	1.05%	1.03%	1.02%	1.09%
Annualized net charge-offs to average loans	0.30%	0.29%	0.20%	0.40%	0.09%

(1) Accruing TDRs restructured within the past six months or nonperforming

(2) Accruing TDRs with six months or more of satisfactory payment performance

(3) Accruing total TDRs